EXHIBIT 10.3
FIRST AMENDMENT
     This FIRST AMENDMENT (“Amendment”), dated as of April 10, 2006 (the “Effective Date”), is by and among Brigham Oil & Gas, L.P., a Delaware limited partnership (the “Borrower”), Brigham Exploration Company, a Delaware corporation (“Brigham Exploration”), Brigham Inc., a Nevada corporation (the “General Partner”, together with Brigham Exploration, each a “Guarantor” and collectively the “Guarantors”, and together with Brigham Exploration and the Borrower, each a “Credit Party” and collectively the “Credit Parties”), the Lenders party hereto, and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
     WHEREAS, the Borrower, the Guarantors, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to the Fourth Amended and Restated Credit Agreement, dated as of June 29, 2005 (the “Credit Agreement”);
     WHEREAS, Brigham Exploration desires to issue up to $125,000,000 of senior unsecured notes (the “Senior Note Issuance”);
     WHEREAS, the Senior Note Issuance is not permitted under Section 6.02 of the Credit Agreement;
     NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
     Section 1. Defined Terms. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given such term in the Credit Agreement.
     Section 2. Amendment of the Credit Agreement.
          (a) Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the definition of “Guarantor” with the following definition of such term and (ii) adding the following new definitions in appropriate alphabetical order:
     “Guarantor” means Brigham Exploration, the General Partner, each Subsidiary of the Borrower, and each other Subsidiary of Brigham Exploration (if any) that becomes a guarantor of the Obligations as contemplated in Section 5.12.
     “Permitted Senior Notes” means senior unsecured notes issued by Brigham Exploration pursuant to one or more Senior Note Indentures in compliance with Section 6.02(l).
     “Senior Note Indenture” means an indenture among Brigham Exploration, as issuer, the Borrower, as a guarantor, any other guarantors party thereto and a trustee, pursuant to which Permitted Senior Notes are issued, as amended or supplemented as permitted by Section 6.23.
             (b) Section 6.02 of the Credit Agreement is hereby amended by deleting “and” at the end of subsection (j) thereof, deleting “.” at the end of subsection (k) thereof and replacing it with “; and”, and adding a new subsection (l) as follows:
      (l) Debt of Brigham Exploration under Permitted Senior Notes and any guarantees thereof by the Borrower and the Guarantors, provided that: (i) immediately before, and after giving effect to, the incurrence of any such Debt, no Event of Default exists or would exist, (ii) the cash pay interest rate on such Permitted Senior Notes is less than 10% per annum (or otherwise reasonably satisfactory to the Administrative Agent), (iii) such Permitted Senior Notes do not prohibit prior repayment of Advances, (iv) such Permitted Senior Notes are not secured and do not impose any financial ratio maintenance covenants that are materially more restrictive or burdensome to the Credit Parties than the terms and provisions of the Loan Documents as in effect from time to time, (v) at the time any such Permitted Senior Notes are issued, the Borrowing Base then in effect shall be automatically reduced to $50,000,000, and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Agents, each Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder, and (vi) the stated aggregate principal amount of such Permitted Senior Notes may not exceed $125,000,000. (For purposes of this Section 6.02(l), the “stated aggregate principal amount” shall mean the stated face amount of the Permitted Senior Notes without giving effect to any original issue discount). In addition, to the extent that the terms of such Permitted Senior Notes require any scheduled payment on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) prior to the Maturity Date, such terms must also provide that payments or prepayments of principal on the Advances may, at the election of Brigham Exploration, be made prior to making of any such scheduled payment on the Permitted Senior Notes. Brigham Exploration hereby agrees that, unless otherwise permitted by the Majority Lenders, it will exercise such election and not make any such scheduled payment on the Permitted Senior Notes unless the Advances have first been paid in full and the Letter of Credit Exposure has been Cash Collateralized and the Borrower has agreed that it will not request any further Advances until the Borrowing Base has been redetermined.
      (c) A new Section 6.23 of the Credit Agreement is hereby added as follows:
      Section 6.23. Permitted Senior Notes.
      (a) No Credit Party may make any optional, mandatory or scheduled payments or prepayments on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) in respect of any Permitted Senior Notes issued pursuant to Section 6.02(l) prior to the Maturity Date unless

(i) otherwise permitted by the Majority Lenders, or (ii) (A) the Advances have first been paid in full and the Letter of Credit Exposure has been Cash Collateralized and (B) the Borrower has agreed that it will not request any further Advances until the Borrowing Base has been redetermined; provided nothing in this Section 6.23 shall prohibit (x) any payment of interest, including by payment in kind or by compounding or (y) the payment of any fees or expenses, including, without limitation, any underwriting or initial purchasers’ discount, in connection with the issuance of the Permitted Senior Notes.
     (b) No Credit Party shall amend, supplement or otherwise modify the terms of any Senior Note Indenture if such amendment, supplement or other modification would not be permitted by the terms of Section 6.02(l).
     (c) Brigham Exploration shall use the proceeds of the Permitted Senior Notes to repay and retire the indebtedness outstanding under the Subordinated Credit Agreement.
     Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, each Guarantor, the Administrative Agent and the Majority Lenders.
     Section 4. Representations and Warranties. Each Credit Party hereby represents and warrants that after giving effect hereto:
               (a) the representations and warranties of such Credit Party contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date and will be true and correct as of the date of the Senior Note Issuance, after giving effect to the Senior Note Issuance, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date; and
               (b) no Default or Event of Default has occurred and is continuing.
     Section 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER: BRIGHAM OIL & GAS, L.P.
By:	Brigham, Inc., its general partner

By:	/s/ Warren J. Ludlow.
Warren J. Ludlow
Secretary

GUARANTORS: BRIGHAM EXPLORATION COMPANY
By:	/s/ Warren J. Ludlow.
Warren J. Ludlow
Secretary

BRIGHAM, INC.
By:	/s/ Warren J. Ludlow.
Warren J. Ludlow
Secretary

Signature Page to Amendment No. 1

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Matthew Correia
Matthew C. Correia
Assistant Vice President

Signature Page to Amendment No. 1

LENDERS: BANK OF AMERICA, N.A.
By:	/s/ Jeffrey Rathkamp
Jeffrey H. Rathkamp
Director

Signature Page to Amendment No. 1

THE ROYAL BANK OF SCOTLAND plc
By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Vice President

Signature Page to Amendment No. 1

BNP PARIBAS
By:	/s/ Gabe Ellisor
	Name:	Gabe Ellisor
	Title:	Vice President

By:	/s/ Robert Long
	Name:	Robert Long
	Title:	Vice President

Signature Page to Amendment No. 1

NATEXIS BANQUES POPULAIRES
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Vice President and Group Manager

By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Vice President and Group Manager

Signature Page to Amendment No. 1

HIBERNIA NATIONAL BANK
By:
Name:
Title:

Signature Page to Amendment No. 1